UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                        SECURITIES EXCHANGE ACT OF 1934

[X] Filed by the Registrant       [ ] Filed by a Party other than the Registrant

Check the appropriate box:
[X] Preliminary Information Statement
[ ] Definitive Information Statement Only
[ ] Confidential, for Use of the Commission (as permitted by Rule 14c)

                                EASY ENERGY, INC.
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                (Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Information Statement, if other than Registrant:

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Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount previously paid:
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    2)   Form, Schedule or Registration Statement No.:
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    3)   Filing Party:
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    4)   Date Filed:
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
                              INFORMATION STATEMENT
        Pursuant to Regulation 14C of the Securities Exchange Act of 1934

                                Easy Energy, Inc.
                           Suite 105 - 5348 Vegas Dr.,
                             Las Vegas, Nevada 89108

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

     This information statement is being furnished to the stockholders of Easy Energy, Inc., a Nevada corporation (which we refer to in this information statement as "we", "us", or "our").

     This information statement is being furnished to our stockholders to inform them about an amendment to our articles of incorporation to decrease the authorized number of shares of our common stock from 1,000,000,000 shares of common stock ("Common Stock"), with a par value of $0.00001 per share, to 185,000,000 shares of Common Stock. Our 50,000,000 shares of authorized preferred stock, with a par value of $0.0001 per share ("Preferred Stock"), remain unchanged.

     Effective January 19, 2009, or the Record Date, we obtained the written consent of the required vote (by ten stockholders holding 61.9% of our outstanding voting power as of January 19, 2009) to amend our articles of incorporation to effect the decrease in our authorized share capital specified above.

     We are furnishing this information statement on or about ______, 2009 to all stockholders pursuant to Regulation 14C of the Securities Exchange Act of 1934. At least 20 days after the mailing of this information statement, we will file a certificate of amendment to amend our articles of incorporation to decrease our authorized share capital with the Nevada Secretary of State. The certificate of amendment will become effective when it is filed with the Nevada Secretary of State.

     We will bear the entire cost of furnishing this information statement. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this information statement to the beneficial owners of our Common Stock held of record by them.

         PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY
        STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM
             YOU OF THE AMENDMENT TO OUR ARTICLES OF INCORPORATION.

                        RECORD DATE AND VOTING SECURITIES

     As of the Record Date, we had a total of 93,303,000 shares of Common Stock issued and outstanding. Each stockholder of record as of the Record Date is entitled to one vote for each share of our Common Stock held with respect to all matters voted on by such stockholder.

                   AMENDMENT TO OUR ARTICLES OF INCORPORATION

     Our articles of incorporation currently authorize the issuance of 1,000,000,000 shares of Common Stock and 50,000,000 shares of Preferred Stock. The approval of the amendment to our articles of incorporation requires the affirmative vote of the holders of at least a majority of the outstanding shares of our voting power. Effective January 19, 2009, holders of majority of our voting power approved the amendment to our articles of incorporation to decrease the authorized number of shares of our Common Stock from 1,000,000,000 to 185,000,000 by written consent.

REASONS FOR THE DECREASE IN AUTHORIZED SHARE CAPITAL

     We believe that as we seek additional capital in the form of loans or equity, potential investors will be deterred from making an investment if our authorized capital is too large. We believe these parties may be concerned about the overhang of such large amounts of authorized capital that leave our board with very wide discretion to issue additional shares in amounts that are not standard for a company of our size. We believe the reduction will make our capital structure more appealing to potential investors and other parties that may extend us credit.

EFFECT OF THE DECREASE IN THE AUTHORIZED SHARE CAPITAL

     The amendment to our articles of incorporation to decrease our authorized share capital will not have any immediate effect on the rights of existing stockholders. However, the number of additional shares of Common Stock our board of directors will have the authority to issue without requiring future stockholder approval of such issuances, is less than as the case before the change in entered into effect.

EFFECTIVE DATE OF THE INCREASE IN THE AUTHORIZED SHARE CAPITAL

     Stockholder approval for the amendment to our articles of incorporation was obtained by written consent of ten stockholders owning, in the aggregate, 57,783,317 shares of our Common Stock, which represented 61.9% of the 93,303,000 issued and outstanding shares of our Common Stock on the Record Date. The increase in our authorized share capital will not become effective until not less than 20 days after this information statement is first mailed to holders of our Common Stock and until the appropriate filing is made with the Nevada Secretary of State.

                         DISSENTERS' RIGHTS OF APPRAISAL

     Under Nevada law, our stockholders are not entitled to dissenters' rights of appraisal with respect to our proposed amendment to our articles of incorporation.

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
                 INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO
                            MATTERS TO BE ACTED UPON

     Except in their capacity as stockholders (which interest does not differ from that of the other holders of Common Stock), none of our officers, directors, or any of their respective affiliates has any direct or indirect interest in decreasing our authorized share capital.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information, to the best of our knowledge, as of January 19, 2008 (unless provided herein otherwise), with respect to holdings of our Common Stock by (1) each person known by us to be the beneficial owner of more than 5% of the total number of shares of our Common Stock outstanding as of such date; (2) each of our directors; (3) each of our executive officers; and (4) all of our directors and our current executive officers as a group. Each stockholder has sole voting and investment power with respect to the shares of Common Stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of Common Stock, except as otherwise indicated.

                                      Amount and Nature of        Percent of
     Name of Beneficial Owner         Beneficial Ownership         Class (1)
     ------------------------         --------------------         ---------
     Guy Ofir (2)                          24,000,000                25.7%
     40 Baz St., Karmiel 20100
     Israel

     Emanuel Cohen (3)                     20,175,000                21.6%
     51 Bilu St.,
     Ra'anan, Israel

     Albert Glinoviecki                    5,000,000                  5.4%
     19 Dov Fromer St.,
     Kiryat Shemuel, Israel

     Meir Duke (4)                          7,285,714                 7.7%
     12300 Highgrove Ct,
     Raistertown, MD
     USA

     Meitav Entities and TMC (5)           18,588,273                9.99% (6)
     4 Berkowitz St., Tel Aviv
     Israel

     Directors and Executive
     Officers as a Group (2 persons)                                 47.3%

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
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(1)  Based on 93,303,000 shares of our common stock issued and outstanding as of
     January 19, 2009. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options, warrants or rights to purchase or through the conversion of a security currently exercisable or convertible, or exercisable or convertible within 60 days, are reflected in the table above and are deemed outstanding for purposes of computing the percentage ownership of the person holding such Option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.
(2) Mr. Ofir is one of our two directors and an executive officer. Includes 3,800,000 shares owned by Mr. Ofir's wife. Mr. Ofir disclaims beneficial ownership of these shares.
(3)  Mr. Cohen is one of our two directors and an executive officer.
(4)  Includes 1,000,000 shares issuable upon exercise of outstanding Common
     Stock purchase warrants. This information is based solely on Schedule 13D filed by the beneficial owner on April 16, 2008, describing the holdings of the beneficial owner as of April 7, 2008.
(5) An entity controlled by Meitav Investment House Ltd. ("Meitav"), which as reported on a Schedule 13G filed on March 19, 2008, is beneficially owned by Messrs. Zvi Stepak and Shlomo Simanovsky through intermediary entities. Messrs. Zvi Stepak and Shlomo Simanovsky may exercise shared voting and investment powers with respect to all shares owned by Meitav and the Meitav Entities. Includes 14,029,440 shares issuable upon exercise of outstanding Common Stock purchase warrants. This information is based solely on
     Schedule 13G filed by the beneficial owner on March 19, 2008, describing the holdings of the beneficial owner as of March 10, 2008.
(6) In an appendix to the warrant issued by us to the Meitav Entities and TMC the following exercise limitations have been agreed to: we shall not effect the exercise of the warrant and the holder shall not have the right to exercise any portion of the warrant to the extent that after giving effect to such issuance after exercise, such holder along with its affiliates (which include all of Meitav Entities and TMC) shall have more than 9.99% of our outstanding Common Stock. This provision however, may be waived by the holder at its election upon not less than 61 days' notice to us.

          DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS;
                 INTERNET AVAILABILITY OF INFORMATION STATEMENT

     Some banks, brokers and other nominee record holders may be participating in the practice of "householding". This means that only one copy of our information statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of this document to you if you call or write us at the address shown on the first page of this information statement. If you want to receive separate copies of the information statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact us at the address shown on the first page of this information statement or by phone at 011-972-_______________.

     Also, please note that this information statement is available over the internet at [________].

                        ADDITIONAL AVAILABLE INFORMATION

     We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and in accordance with such act we file periodic reports, documents and other information with the Securities Exchange Commission relating to our business, financial statements and other matters. You may review a copy of such reports and other information at the Securities and Exchange Commission's public reference room at 100 F Street, N.E. Washington, D.C. 20549 on official business days during the hours of 10 a.m. to 3 p.m.. Please call the Securities and Exchange Commission at 1-800-732-0330 for further information on the operation of the public reference rooms. Our filings can also be reviewed by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

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